AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Balanced Wealth Strategy Portfolio

(the “Portfolio”)

Supplement dated February 8, 2018 to the Prospectuses and Summary Prospectuses dated May 1, 2017 for AB Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of AB Balanced Wealth Strategy Portfolio.

*        *        *         *        *

At meetings held on February 6-7, 2018, the Board of Directors approved the following changes to the Portfolio’s principal strategies, which do not require stockholder approval and will take effect on or about May 1, 2018.

The “Principal Strategies” section will be replaced with the following:

The Portfolio invests in a portfolio of equity and fixed-income securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Under normal circumstances, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities with a goal of providing moderate upside potential without excessive volatility. The Portfolio also seeks exposure to real assets by investing in real estate-related equity securities (including real estate investment trusts, or REITs), natural resource equity securities and inflation-sensitive equity securities. The Portfolio pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries.

The Adviser expects that the Portfolio will normally invest a greater percentage of its total assets in equity securities than in fixed-income securities, and will generally invest in equity securities both directly and through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A significant portion of the Portfolio’s assets are expected to be invested directly in U.S. large-cap equity securities, primarily common stocks, in accordance with the Adviser’s U.S. Strategic Equities investment strategy (“U.S. Strategic Equities”). Under U.S. Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Portfolio. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the equity portion of the Portfolio’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

In addition, the Portfolio seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”), each a registered investment company advised by the Adviser. The Portfolio also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging market equity securities. The Adviser selects an Underlying Portfolio based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Portfolio’s overall portfolio.

Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-U.S. large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to U.S. Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio’s fixed-income securities will primarily be investment grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock.

The Portfolio expects to enter into derivative transactions, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge foreign currency exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign securities. The Adviser may employ currency hedging strategies in the Portfolio or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio or the Underlying Portfolios, but it is not required to do so. The Adviser will generally employ currency hedging strategies more frequently in the fixed-income portion of the Portfolio than in the equity portion.

The following risk factor will be added in the section “Principal Risks”:

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

The following risk factor will replace Real Estate Risk in the section “Principal Risks”:

•

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

*        *        *         *        *

Effective immediately, the following table replaces the table under the heading “Portfolio Managers” in the summary section of the Prospectuses and reflects the persons responsible for the day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Jess Gaspar	Since February 2018	Senior Vice President of the Adviser

Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

Effective immediately, the following table replaces the table in the section “Management of the Portfolio—Portfolio Managers”:

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Jess Gaspar; since February 2018; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since 2016. Prior thereto, he was Managing Director and head of allocation and research at Commonfund from prior to 2013 until 2016.

Daniel J. Loewy; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2013.

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

3